Exhibit 99.1

NEWS RELEASE November 9, 2022

Tetra Tech Reports Record Fourth Quarter and Fiscal 2022 Results

•	Record quarterly revenue $903 million; record annual revenue $3.50 billion

•	Record quarterly net revenue $736 million; record annual revenue $2.84 billion

•	Record quarterly operating income $95 million; adjusted $94 million, up 29% Y/Y

•	Record backlog of $3.74 billion, up $232 million sequentially

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services, today announced results for the fourth quarter and the fiscal year ended October 2, 2022.

Fourth Quarter Results

Tetra Tech achieved record high quarterly results in revenue, net revenue, operating income, EPS, and backlog. Revenue in the fourth quarter totaled $903 million and revenue, net of subcontractor costs (net revenue)1 was $736 million. Revenue and net revenue, adjusted for the one extra week in the prior year, were up 9% and 12% year-over-year, respectively. Operating income was a record at $95 million; adjusted operating income was $94 million, up 29% year-over-year, which reflects a 170-basis point increase in EBITDA margin to 13.8%. GAAP earnings per share (“EPS”) was $1.55, while adjusted EPS was $1.26, up 30% over fourth quarter fiscal 2021. Backlog increased to $3.74 billion, up 8% year-over-year, and up 13% on a constant currency basis.

Quarterly Dividend and Share Repurchase Program

On November 7, 2022, Tetra Tech’s Board of Directors approved a $0.23 per share dividend, a 15% increase over the prior year, payable on December 9, 2022, to stockholders of record as of November 21, 2022. In the fourth quarter, Tetra Tech repurchased $50 million of common stock. Additionally, the Company had $348 million remaining under the approved share repurchase program. The Company has returned $246 million to shareholders in fiscal year 2022 through a combination of share repurchases and dividends while maintaining a net debt leverage ratio of 0.2x.2

Fiscal Year Results

Tetra Tech achieved record annual results with all-time highs for revenue, net revenue, operating income, earnings and cash flow. Revenue for fiscal 2022 was $3.50 billion and net revenue was $2.84 billion, up 9% and 11%, respectively, over fiscal 2021. Revenue and net revenue, adjusted for the one extra week last year, increased by 11% and 13%, respectively. Operating income was $340 million; adjusted operating income was $334 million, up 24%. EPS of $4.86 increased 14% over last fiscal year; on an adjusted basis, EPS was $4.50, up 21%. Cash flow from operations for the fiscal year was $336 million, up 10% year-over-year.

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to Reconciliation of GAAP and Non-GAAP Items.

2 The net debt leverage ratio is defined as total debt less cash and cash equivalents divided by 12-month adjusted EBITDA. Refer to Regulation G Information and Reconciliation of GAAP and Non-GAAP Items.

Chairman and CEO Comments

Tetra Tech Chairman and CEO, Dan Batrack, commented, “Tetra Tech completed fiscal 2022 with record high quarterly and annual revenue, operating income, and EPS. In a quarter with record revenue, we also had record new orders of $1.3 billion, which resulted in a book-to-bill of 1.4x and all-time high backlog of $3.74 billion. Tetra Tech’s market leading positions in digital water, climate change, and renewable energy are being significantly augmented by increased U.S. federal funding and are providing strong momentum for fiscal year 2023.”

Mr. Batrack further stated, “Our offer to acquire the RPS Group received shareholder approval on November 3, 2022 and will be finalized upon receipt of regulatory consent. The RPS Group brings 5,000 staff expanding our presence in the United Kingdom, Europe, Asia Pacific, and North America, adding expertise in energy transformation, water, and program management. Combining Tetra Tech and the RPS Group will further our strategic goal to be the leading global high-end consultancy in water, environment, and sustainable infrastructure.”

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed, including the RPS Group, or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

Our business outlook does not include EPS and net revenue for any acquisitions not yet closed. Tetra Tech expects EPS for the first quarter of fiscal 2023 to range from $1.15 to $1.20 and net revenue to range from $675 million to $725 million. For fiscal 2023, Tetra Tech expects EPS to range from $4.70 to $4.90, and net revenue to range from $2.90 billion to $3.10 billion. 3

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the fourth quarter of fiscal 2022 results through a link posted on the Company’s website at tetratech.com on November 10, 2022, at 8:00 a.m. (PT).

3 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components required to provide such reconciliation with sufficient precision.

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended			Fiscal Year Ended
	Oct. 2, 2022	Oct. 3, 2021	% Y/Y	Oct. 2, 2022	Oct. 3, 2021	% Y/Y
Revenue	$902,562	$892,012	1%	$3,504,048	$3,213,513	9%
Extra week*	–	(63,715)		–	(63,715)
Adjusted revenue	$902,562	$828,297	9%	$3,504,048	$3,149,798	11%

Revenue	$902,562	$892,012	1%	$3,504,048	$3,213,513	9%
Subcontractor costs	(166,443)	(182,879)		(668,468)	(661,341)
Net revenue	$736,119	$709,133	4%	$2,835,580	$2,552,172	11%
Extra week*	–	(50,652)		–	(50,652)
Adjusted net revenue	$736,119	$658,481	12%	$2,835,580	$2,501,520	13%

Operating income	$94,802	$81,836	16%	$340,446	$278,701	22%
COVID-19 credits	(994)	–		(6,486)	–
Extra week*	–	(5,845)		–	(5,845)
Purchase accounting	–	(3,273)		–	(3,273)
Non-recurring tax items	–	–		–	–
Adjusted operating income	$93,808	$72,718	29%	$333,960	$269,583	24%

EPS	$1.55	$1.52	2%	$4.86	$4.26	14%
FX hedge gain	(0.28)	–		(0.28)	–
COVID-19 credits	(0.01)	–		(0.08)	–
Extra week*	–	(0.08)		–	(0.08)
Purchase accounting	–	(0.04)		–	(0.04)
Non-recurring tax items	–	(0.43)		–	(0.43)
Adjusted EPS	$1.26	$0.97	30%	$4.50	$3.71	21%

*Calculated by subtracting one week of fourth quarter of fiscal 2021 results from as reported figures on a pro-rata basis.

	Oct 2, 2022		Oct 3, 2021
Current portion of long-term debt	$12,504		$12,504
Long-term debt	246,250		200,000
Less: Cash and cash equivalents	(185,094)		(166,568)
Net debt	$73,660		$45,936

Trailing 12-month EBITDA	$360,954		$299,212

Net debt leverage ratio	0.2	x	0.2	x

About Tetra Tech

Tetra Tech is a leading provider of high-end consulting and engineering services for projects worldwide. With 21,000 associates working together, Tetra Tech provides clear solutions to complex problems in water, environment, sustainable infrastructure, renewable energy, and international development. We are Leading with Science® to provide sustainable and resilient solutions for our clients. For more information about Tetra Tech, please visit tetratech.com, follow us on Twitter (@TetraTech), or like us on Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: the impact of the COVID-19 pandemic; continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended October 3, 2021, and Tetra Tech’s Quarterly Reports on Form 10-Q for fiscal year 2022, as well as in Tetra Tech’s other filings with the SEC. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this release.

Tetra Tech, Inc.

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	October 2, 2022	October 3, 2021
Assets
Current assets:
Cash and cash equivalents	$185,094	$166,568
Accounts receivable, net	755,112	668,998
Contract assets	92,405	103,784
Prepaid expenses and other current assets	115,400	112,338
Income taxes receivable	10,205	14,260
Total current assets	1,158,216	1,065,948

Property and equipment, net	32,316	37,733
Right-of-use assets, operating leases	182,319	215,422
Investments in unconsolidated joint ventures	4,570	3,282
Goodwill	1,110,412	1,108,578
Intangible assets, net	29,163	37,990
Deferred tax assets	47,804	54,413
Other long-term assets	57,976	53,196
Total assets	$2,622,776	$2,576,562

Liabilities and Equity
Current liabilities:
Accounts payable	$147,436	$128,767
Accrued compensation	237,669	206,322
Contract liabilities	241,340	190,403
Short-term lease liabilities, operating leases	57,865	67,452
Current portion of long-term debt and other short-term borrowings	12,504	12,504
Current contingent earn-out liabilities	28,797	19,520
Other current liabilities	190,406	223,515
Total current liabilities	916,017	848,483

Deferred tax liabilities	15,161	10,563
Long-term lease liabilities, operating leases	146,285	174,285
Long-term debt	246,250	200,000
Long-term contingent earn-out liabilities	36,769	39,777
Other long-term liabilities	79,157	69,163

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at October 2, 2022 and October 3, 2021	-	-
Common stock - authorized, 150,000 shares of $0.01 par value; issued and outstanding, 52,981 and 53,981 shares at October 2, 2022 and October 3, 2021, respectively	530	540
Accumulated other comprehensive loss	(208,144)	(125,028)
Retained earnings	1,390,701	1,358,726
Tetra Tech stockholders' equity	1,183,087	1,234,238
Noncontrolling interests	50	53
Total stockholders' equity	1,183,137	1,234,291
Total liabilities and stockholders' equity	$2,622,776	$2,576,562

Tetra Tech, Inc.

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended		Fiscal Year Ended
	October 2,	October 3,	October 2,	October 3,
	2022	2021	2022	2021
Revenue	$902,562	$892,012	$3,504,048	$3,213,513
Subcontractor costs	(166,443)	(182,879)	(668,468)	(661,341)
Other costs of revenue	(580,084)	(565,224)	(2,260,021)	(2,053,772)
Gross profit	156,035	143,909	575,559	498,400
Selling, general and administrative expenses	(61,233)	(62,073)	(235,113)	(219,699)
Income from operations	94,802	81,836	340,446	278,701
Interest expense, net	(2,618)	(3,245)	(11,584)	(11,831)
Other income	19,904	-	19,904	-
Income before income tax expense	112,088	78,591	348,766	266,870
Income tax expense	(29,129)	4,340	(85,602)	(34,039)
Net income	82,959	82,931	263,164	232,831
Net (income) loss attributable to noncontrolling interests	(12)	23	(39)	(21)
Net income attributable to Tetra Tech	$82,947	$82,954	263,125	$232,810

Earnings per share attributable to Tetra Tech:
Basic	$1.56	$1.54	$4.91	$4.31
Diluted	$1.55	$1.52	$4.86	$4.26

Weighted-average common shares outstanding:
Basic	53,148	54,019	53,620	54,078
Diluted	53,667	54,597	54,163	54,675

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	Fiscal Year Ended
	October 2,	October 3,
	2022	2021
Cash flows from operating activities:
Net income	$263,164	$232,831

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	27,033	23,805
Equity in income of unconsolidated joint ventures	(7,525)	(4,990)
Distributions of earnings from unconsolidated joint ventures	6,177	4,604
Amortization of stock-based awards	26,227	23,067
Deferred income taxes	2,175	(38,494)
Loss (gain) on sale of assets	103	(110)
Fair value adjustments to contingent consideration	329	(3,273)
Fair value adjustments to foreign currency forward contract	(19,904)	-

Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(89,781)	13,301
Prepaid expenses and other assets	68,517	(582)
Accounts payable	17,099	13,551
Accrued compensation	27,458	5,425
Contract liabilities	55,915	13,407
Other liabilities	(55,426)	8,740
Income taxes receivable/payable	14,627	13,090
Net cash provided by operating activities	336,188	304,372

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(49,124)	(84,911)
Capital expenditures	(10,582)	(8,573)
Proceeds from sales of assets	3,966	492
Net cash used in investing activities	(55,740)	(92,992)

Cash flows from financing activities:
Proceeds from borrowings	161,456	370,222
Repayments on long-term debt	(117,080)	(414,308)
Repurchases of common stock	(200,000)	(60,000)
Taxes paid on vested restricted stock	(25,223)	(17,630)
Payments of contingent earn-out liabilities	(20,124)	(20,251)
Stock options exercised	1,806	11,250
Bank overdrafts	-	(36,627)
Dividends paid	(46,099)	(40,041)
Principal payments on finance leases	(4,344)	(2,714)
Net cash used in financing activities	(249,608)	(210,099)

Effect of exchange rate changes on cash and cash equivalents	(12,314)	7,772

Net increase in cash and cash equivalents	18,526	9,053
Cash and cash equivalents at beginning of period	166,568	157,515
Cash and cash equivalents at end of period	$185,094	$166,568

Supplemental information:
Cash paid during the period for:
Interest	$13,378	$10,330
Income taxes, net of refunds received of $4.8 million and $2.1 million	$70,799	$59,111

Tetra Tech, Inc.

Regulation G Information

October 2, 2022

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2021							2022
	2019	2020	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Consolidated
Revenue (As Reported)	3,107.3	2,994.9	765.1	754.8	1,519.9	801.6	2,321.5	892.0	3,213.5	858.5	852.7	1,711.3	890.2	2,601.5	902.6	3,504.0
RCM / Non-Cash Claims	15.2	(0.2)	-	(0.5)	(0.5)	(0.1)	(0.6)	-	(0.6)	-	-	-	-	-	-	-
Adjusted Revenue	3,122.5	2,994.7	765.1	754.3	1,519.4	801.5	2,320.9	892.0	3,212.9	858.5	852.7	1,711.3	890.2	2,601.5	902.6	3,504.0
Adjusted Subcontractor Costs	(716.4)	(646.1)	(159.9)	(155.0)	(314.9)	(163.5)	(478.4)	(182.9)	(661.3)	(179.2)	(153.1)	(332.3)	(169.7)	(502.0)	(166.4)	(668.5)
Adjusted Net Revenue	2,406.1	2,348.6	605.2	599.3	1,204.5	638.0	1,842.5	709.1	2,551.6	679.3	699.6	1,379.0	720.5	2,099.5	736.2	2,835.5

GSG Segment
Revenue	1,620.7	1,578.3	424.6	432.6	857.2	444.3	1,301.5	471.4	1,772.9	456.1	449.0	905.1	460.0	1,365.0	455.8	1,820.9
Subcontractor Costs	(473.8)	(460.8)	(120.0)	(122.5)	(242.5)	(129.1)	(371.7)	(135.5)	(507.1)	(129.0)	(111.5)	(240.5)	(124.5)	(365.0)	(119.4)	(484.4)
Adjusted Net Revenue	1,146.9	1,117.5	304.6	310.1	614.7	315.2	929.8	335.9	1,265.8	327.1	337.5	664.6	335.5	1,000.0	336.4	1,336.5

CIG Segment
Revenue	1,544.8	1,471.1	356.6	335.4	692.0	372.7	1,064.7	435.4	1,500.1	416.3	416.9	833.2	444.2	1,277.5	461.0	1,738.4
Non-Cash Claims	13.7	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Revenue	1,558.5	1,471.1	356.6	335.4	692.0	372.7	1,064.7	435.4	1,500.1	416.3	416.9	833.2	444.2	1,277.5	461.0	1,738.4
Subcontractor Costs	(299.3)	(240.0)	(56.0)	(46.2)	(102.2)	(49.9)	(152.0)	(62.2)	(214.3)	(64.0)	(54.8)	(118.8)	(59.3)	(178.1)	(61.2)	(239.3)
Adjusted Net Revenue	1,259.2	1,231.1	300.6	289.2	589.8	322.8	912.7	373.2	1,285.8	352.3	362.1	714.4	384.9	1,099.4	399.8	1,499.1

RCM Segment
Revenue	(1.5)	0.2	-	0.5	0.5	0.1	0.6	-	0.6	-	-	-	-	-	-	-
Subcontractor Costs	(1.3)	(0.2)	-	0.1	0.1	(0.1)	-	-	-	-	-	-	-	-	-	-
Net Revenue	(2.8)	-	-	0.6	0.6	-	0.6	-	0.6	-	-	-	-	-	-	-

Reconciliation of Net Income Attributable to Tetra Tech to EBITDA

(in thousands)

			2021							2022
	2019	2020	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 mos	4th Qtr	Total	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	Total
Net Income Attributable to Tetra Tech	158,668	173,859	52,436	45,517	97,953	51,903	149,856	82,954	232,810	68,489	53,040	121,529	58,650	180,179	82,947	263,125
Interest Expense[1]	13,626	13,100	3,026	2,823	5,849	2,737	8,586	3,245	11,831	2,904	3,144	6,048	2,919	8,966	2,618	11,584
Depreciation[2]	17,285	13,017	2,882	3,073	5,955	3,070	9,026	3,311	12,337	3,433	3,310	6,743	3,200	9,945	3,914	13,859
Amortization[2]	11,559	11,594	3,356	2,213	5,569	2,216	7,785	3,683	11,468	2,678	3,241	5,919	3,682	9,601	3,573	13,174
Contingent Consideration	3,085	(13,371)	37	(230)	(193)	31	(162)	(3,111)	(3,273)	-	-	-	-	-	-	-
Goodwill Impairment	7,755	15,800	-	-	-	-	-	-	-	-	-	-	-	-	-	-
FX Hedge Gain	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(19,904)	(19,904)
Income Tax Expense (Benefit)	16,375	54,101	10,778	12,456	23,234	15,146	38,379	(4,340)	34,039	15,817	18,327	34,144	22,329	56,472	29,129	85,602

EBITDA	228,353	268,100	72,515	65,852	138,367	75,103	213,470	85,742	299,212	93,321	81,062	174,383	90,780	265,163	102,277	367,440

Acquisition & Integration Expenses	10,351	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-Core Dispositions	10,945	(8,524)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
RCM / Non-Cash Claims	19,526	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COVID-19 Charges (Credits)	-	8,233	-	-	-	-	-		-	(4,451)	-	(4,451)	(1,041)	(5,492)	(994)	(6,486)

Adjusted EBITDA	269,175	267,809	72,515	65,852	138,367	75,103	213,470	85,742	299,212	88,870	81,062	169,932	89,739	259,671	101,283	360,954

1 Includes amortization of deferred financing fee

2 Varies slightly from the Statements of Cash Flows, which includes amortization of deferred financing fee